Exhibit 99.1
MONTHLY SUMMARY HIGHLIGHTS

MARCH 2007

>	Fannie Mae’s book of business grew at a compound annualized rate of 13.5 percent in March driven by healthy growth in MBS issuances.

>	Total Fannie Mae MBS and other guarantees rose at a compound annualized rate of 11.9 percent in March compared with 8.3 percent in February.

>	The gross mortgage portfolio balance was $713 billion in March. We currently estimate that our “mortgage portfolio” assets for purposes of the OFHEO consent order were approximately $712 billion in March. (For a discussion of the differences between these measures see Additional Information on page 2).

>	Net retained commitments rose to $14.1 billion in March, as a result of higher commitments to purchase.

>	Both the conventional single-family and multifamily serious delinquency rates were stable at 0.66 percent and 0.10 percent, respectively, in February (latest data available).

>	The duration gap on Fannie Mae’s portfolio averaged minus one month in March.
MORTGAGE MARKET HIGHLIGHTS

>	The monthly average ARM share of the number of conventional mortgage applications decreased by 0.8 percentage points during March to 21.1 percent — the lowest such share recorded since July 2003.

TABLE 1. TOTAL BOOK OF BUSINESS COMPONENTS ($ in Millions) 1

	Gross Mortgage		Total Fannie Mae MBS		Fannie Mae MBS
	Portfolio		and Other Guarantees		in Portfolio		Total Book	Compounded	New Business
	[Table 3]	+	[Table 4]	-	[Table 5]	=	of Business	Growth Rate	Acquisitions

March 2006	$721,550		$1,996,241		$328,194		$2,389,597	7.4%	$47,402
April 2006	730,328		2,004,498		331,144		2,403,682	7.3%	52,180
May 2006	733,783		2,014,601		333,232		2,415,152	5.9%	47,972
June 2006	730,900		2,027,693		325,426		2,433,167	9.3%	56,296
July 2006	731,443		2,033,533		326,963		2,438,013	2.4%	42,827
August 2006	726,811		2,046,522		321,150		2,452,183	7.2%	49,055
September 2006	725,534		2,066,127		310,219		2,481,442	15.3%	66,722
October 2006	720,959		2,085,252		309,861		2,496,350	7.5%	48,766
November 2006	717,438		2,094,401		301,750		2,510,090	6.8%	49,470
December 2006	724,400		2,102,275		298,756		2,527,920	8.9%	57,776
Full Year 2006	$724,400		$2,102,275		$298,756		$2,527,920	7.7%	$614,723

January 2007	$721,442		$2,116,483		$295,399		$2,542,527	7.2%	$51,059
February 2007	712,145		2,130,622		284,191		2,558,577	7.8%	50,158
March 2007	712,806		2,150,759		277,848		2,585,717	13.5%	60,455
YTD 2007	$712,806		$2,150,759		$277,848		$2,585,717	9.5%	$161,672

TABLE 2. PORTFOLIO COMMITMENTS ($ in Millions) 1

	Commitments	Commitments	Net Retained
	to Purchase, Net	to Sell	Commitments

March 2006	$20,254	$(3,741)	$16,512
April 2006	26,869	(9,723)	17,146
May 2006	19,981	(7,958)	12,022
June 2006	21,981	(8,738)	13,243
July 2006	15,446	(9,401)	6,045
August 2006	29,644	(22,757)	6,887
September 2006	23,624	(13,133)	10,491
October 2006	26,694	(18,638)	8,056
November 2006	19,159	(10,508)	8,651
December 2006	20,273	(5,422)	14,851
Full Year 2006	$251,966	$(119,498)	$132,468

January 2007	$23,208	$(22,133)	$1,075
February 2007	23,233	(13,256)	9,977
March 2007	27,723	(13,630)	14,093
YTD 2007	$74,164	$(49,019)	$25,145

TABLE 3. GROSS MORTGAGE PORTFOLIO ($ in Millions) 1

				Compounded	Annualized
Purchases [2]	Sales	Liquidations	End Balance	Growth Rate	Liquidation Rate

$ 14,240	$(2,545)	$(11,327)	$721,550	0.6%	(18.85%)
23,104	(2,435)	(11,891)	730,328	15.6%	(19.78%)
18,857	(3,729)	(11,672)	733,783	5.8%	(19.18%)
18,819	(9,216)	(12,486)	730,900	(4.6%)	(20.42%)
15,242	(2,819)	(11,880)	731,443	0.9%	(19.50%)
16,026	(8,898)	(11,760)	726,811	(7.3%)	(19.29%)
20,308	(9,698)	(11,888)	725,534	(2.1%)	(19.63%)
13,159	(6,746)	(10,987)	720,959	(7.3%)	(18.17%)
14,035	(6,326)	(11,230)	717,438	(5.7%)	(18.69%)
19,718	(1,860)	(10,896)	724,400	12.3%	(18.22%)
$ 197,252	$(61,184)	$(139,224)	$724,400	(0.4%)	(19.14%)

$ 9,659	$(1,927)	$(10,690)	$721,442	(4.8%)	(17.71%)
10,359	(9,555)	(10,101)	712,145	(14.4%)	(16.80%)
16,452	(5,505)	(10,286)	712,806	1.1%	(17.33%)
$ 36,470	$(16,986)	$(31,077)	$712,806	(6.2%)	(17.16%)

TABLE 4. FANNIE MAE GUARANTEED SECURITIES AND MORTGAGE LOANS ($ in Millions) 1

				Fannie Mae	Other	Total Fannie Mae			Fannie Mae
	Total Fannie Mae MBS			MBS Annualized	Fannie Mae	MBS and Other	Compounded	Mortgage	Guaranteed Securities
	Issuances[3]	Liquidations	End Balance	Liquidation Rate	Guarantees	Guarantees	Growth Rate	Loans	and Mortgage Loans

March 2006	$35,879	$(25,421)	$1,972,987	(15.54%)	$23,254	$1,996,241	6.5%	$258,104	$2,254,345
April 2006	38,966	(30,889)	1,981,064	(18.79%)	23,435	2,004,498	5.1%	259,694	2,264,192
May 2006	37,022	(26,867)	1,991,219	(16.27%)	23,383	2,014,601	6.2%	261,218	2,275,819
June 2006	42,914	(29,680)	2,004,453	(17.89%)	23,240	2,027,693	8.1%	262,625	2,290,318
July 2006	35,962	(30,001)	2,010,414	(17.96%)	23,119	2,033,533	3.5%	263,717	2,297,250
August 2006	39,571	(26,462)	2,023,523	(15.80%)	22,999	2,046,522	7.9%	265,876	2,312,397
September 2006	48,485	(28,971)	2,043,037	(17.18%)	23,090	2,066,127	12.1%	273,732	2,339,859
October 2006	45,697	(26,459)	2,062,275	(15.54%)	22,977	2,085,252	11.7%	270,477	2,355,729
November 2006	37,850	(29,033)	2,071,091	(16.89%)	23,310	2,094,401	5.4%	273,928	2,368,329
December 2006	40,677	(32,939)	2,078,829	(19.09%)	23,446	2,102,275	4.6%	279,146	2,381,421
Full Year 2006	$481,686	$(342,495)	$2,078,829	(17.66%)	$23,446	$2,102,275	7.2%	$279,146	$2,381,421

January 2007	$43,988	$(29,560)	$2,093,257	(17.06%)	$23,226	$2,116,483	8.4%	$281,524	$2,398,007
February 2007	41,679	(28,065)	2,106,871	(16.09%)	23,750	2,130,622	8.3%	282,586	2,413,208
March 2007	46,756	(26,497)	2,127,130	(15.09%)	23,629	2,150,759	11.9%	285,304	2,436,063
YTD 2007	$132,423	$(84,122)	$2,127,130	(16.19%)	$23,629	$2,150,759	9.5%	$285,304	$2,436,063

Numbers may not sum due to rounding.	See Endnotes and Glossary on Page 3.	Page 1 of 3

TABLE 5. MORTGAGE PORTFOLIO COMPOSITION ($ in Millions) 1

							Non-Fannie Mae
	Fannie Mae MBS in Portfolio					Mortgage	Mortgage Securities [5]		Mortgage Portfolio
	Purchases	Sales	Liquidations	Securitizations [4]	End Balance	Loans	Agency	Non-Agency	End Balance

March 2006	$1,073	$(2,163)	$(3,988)	$1,643	$328,194	$258,104	$31,881	$103,371	$721,550
April 2006	7,893	(2,200)	(4,740)	1,997	331,144	259,694	33,618	105,871	730,328
May 2006	6,379	(1,659)	(4,160)	1,528	333,232	261,218	33,545	105,788	733,783
June 2006	3,070	(8,653)	(4,591)	2,367	325,426	262,625	33,362	109,487	730,900
July 2006	6,315	(2,355)	(4,485)	2,062	326,963	263,717	33,717	107,046	731,443
August 2006	4,523	(8,309)	(4,046)	2,019	321,150	265,876	33,412	106,373	726,811
September 2006	624	(8,626)	(4,377)	1,448	310,219	273,732	32,933	108,649	725,534
October 2006	3,483	(6,360)	(4,088)	6,606	309,861	270,477	32,631	107,990	720,959
November 2006	706	(6,317)	(4,209)	1,709	301,750	273,928	32,313	109,446	717,438
December 2006	939	(1,721)	(3,892)	1,680	298,756	279,146	31,970	114,529	724,400
Full Year 2006	$38,432	$(55,267)	$(51,752)	$25,783	$298,756	$279,146	$31,970	$114,529	$724,400

January 2007	$1,099	$(1,927)	$(4,018)	$1,488	$295,399	$281,524	$31,730	$112,789	$721,442
February 2007	350	(9,406)	(3,682)	1,531	284,191	282,586	31,230	114,137	712,145
March 2007	1,342	(5,496)	(3,599)	1,411	277,848	285,304	31,118	118,537	712,806
YTD 2007	$2,791	$(16,830)	$(11,299)	$4,430	$277,848	$285,304	$31,118	$118,537	$712,806

TABLE 6. LIQUID INVESTMENTS ($ in Millions) 1

Liquid Investments
End Balance
March 2006	$53,717
April 2006	61,675
May 2006	57,425
June 2006	68,218
July 2006	61,535
August 2006	67,794
September 2006	48,778
October 2006	52,229
November 2006	51,792
December 2006	57,819
Full Year 2006	$57,819

January 2007	$57,484
February 2007	68,959
March 2007	66,830
YTD 2007	$66,830

TABLE 7. DEBT ACTIVITY ($ in Millions) 6

	Original Maturity	Original Maturity > 1 Year
	≤ 1 Year		Maturities and			Total Debt
	End Balance	Issuances	Redemptions	Repurchases	End Balance	Outstanding
March 2006	$156,394	$14,578	$(2,765)	$(222)	$611,707	$768,101
April 2006	163,753	16,837	(9,886)	(571)	618,087	781,840
May 2006	169,499	9,070	(12,778)	(2,063)	612,316	781,815
June 2006	175,329	26,993	(21,030)	(1,903)	616,376	791,705
July 2006	168,783	12,944	(13,064)	(1,705)	614,551	783,334
August 2006	160,315	17,571	(7,938)	(1,125)	623,059	783,374
September 2006	152,743	10,271	(19,047)	(424)	613,858	766,601
October 2006	152,136	13,403	(12,717)	(5,208)	609,336	761,472
November 2006	152,146	12,450	(15,231)	(606)	605,949	758,096
December 2006	168,623	15,510	(14,664)	(1,035)	605,760	774,384
Full Year 2006	$168,623	$181,313	$(153,743)	$(15,513)	$605,760	$774,384

January 2007	$161,731	$19,970	$(19,991)	$(592)	$605,147	$766,877
February 2007	164,969	17,129	(16,527)	(328)	605,420	770,389
March 2007	160,901	22,013	(15,859)	(290)	611,284	772,185
YTD 2007	$160,901	$59,111	$(52,377)	$(1,210)	$611,284	$772,185

TABLE 8. INTEREST RATE RISK DISCLOSURE

Effective
Duration Gap
(in months)

March 2006	0
April 2006	1
May 2006	0
June 2006	(1)
July 2006	(1)
August 2006	(1)
September 2006	0
October 2006	0
November 2006	0
December 2006	0

January 2007	0
February 2007	0
March 2007	(1)

TABLE 9. SERIOUS DELINQUENCY RATES

	Conventional Single-Family [7]			Multifamily
	Non-Credit	Credit
	Enhanced [8]	Enhanced [9]	Total [10]	Total [11]
February 2006	0.43%	2.05%	0.74%	0.31%
March 2006	0.39%	1.85%	0.67%	0.30%
April 2006	0.37%	1.79%	0.64%	0.21%
May 2006	0.35%	1.74%	0.62%	0.16%
June 2006	0.35%	1.70%	0.60%	0.21%
July 2006	0.35%	1.73%	0.61%	0.16%
August 2006	0.34%	1.73%	0.60%	0.16%
September 2006	0.35%	1.74%	0.61%	0.12%
October 2006	0.35%	1.76%	0.62%	0.09%
November 2006	0.36%	1.78%	0.63%	0.09%
December 2006	0.37%	1.81%	0.65%	0.08%

January 2007	0.38%	1.86%	0.66%	0.10%
February 2007	0.38%	1.84%	0.66%	0.10%

ADDITIONAL INFORMATION
As previously announced, on May 23, 2006, Fannie Mae agreed to a consent order issued by its regulator, OFHEO. Under the consent order, Fannie Mae may not increase its “mortgage portfolio” assets above the amount shown in its December 31, 2005 minimum capital report, except under specified circumstances at the discretion of OFHEO. Fannie Mae believes it is in compliance with the terms of its consent order with OFHEO. The “gross mortgage portfolio” balances set forth in this monthly summary report represent unpaid principal balances, which represent statistical measures rather than amounts computed in accordance with GAAP. “Mortgage portfolio” assets that are reported to OFHEO under the consent order reflect GAAP adjustments, including market valuation adjustments, allowance for loan losses, impairments and unamortized premiums and discounts. These adjustments are not reflected in the “gross mortgage portfolio” amounts shown in this report.

We expect that some of the information in this monthly summary report will change when the financial statements and related audits for the relevant periods are completed. Management believes that the information may be useful to investors for comparing current business activities with those of prior periods and for reviewing trends in our business, notwithstanding that information may change, perhaps materially, from what is reported herein. Issues that will cause some of this information to change include those related to our securities accounting, loan accounting, consolidation and amortization.

Numbers may not sum due to rounding.	See Endnotes and Glossary on Page 3.	Page 2 of 3

ENDNOTES

1.	The end balances and business activity in this report represent unpaid principal balances (“UPB”), which do not reflect, for example, market valuation adjustments, allowance for loan losses, impairments, unamortized premiums and discounts and the impact of consolidation of variable interest entities.

2.	Includes capitalized interest.

3.	Includes Fannie Mae mortgage-backed securities (“Fannie Mae MBS”) issued from Fannie Mae’s portfolio. See Table 5 for monthly activity and balances for Fannie Mae MBS held in the mortgage portfolio.

4.	Represents new Fannie Mae MBS created from mortgage loans previously held in the mortgage portfolio. These amounts, included in the Issuance balance in Table 4, have been transferred from mortgage loans to securities, and may be included in sales.

5.	In this table, non-agency securities that Fannie Mae has guaranteed are included with non-Fannie Mae mortgage securities. These securities are sometimes referred to as “private label wraps.”

6.	Reported amounts represent the unpaid principal balance at each reporting period or, in the case of the long-term zero coupon bonds, at maturity. Unpaid principal balance does not reflect the effect of currency adjustments, debt basis adjustments, amortization of discounts, premiums, and issuance costs.

7.	Includes conventional single-family loans three months or more past due or in foreclosure process as a percent of the total number of conventional single-family loans. These rates are based on conventional single-family mortgage loans and exclude reverse mortgages and non-Fannie Mae mortgage securities held in our portfolio.

8.	Loans without primary mortgage insurance and/or other credit enhancements.

9.	Loans with primary mortgage insurance and/or other credit enhancements.

10.	Total conventional single-family serious delinquency rate includes non-credit enhanced and credit enhanced loans.

11.	Includes multifamily loans and securities 60 days or more past due and is calculated based on UPB of delinquent multifamily loans owned by Fannie Mae or underlying Fannie Mae guaranteed securities divided by the UPB of multifamily loans owned by Fannie Mae or underlying Fannie Mae guaranteed securities. Data for 2006 have been revised from amounts previously reported to conform to current presentation.

GLOSSARY

General
Information Changes. Amounts and rates for 2006 reflect data reclassifications, definitional changes and corrections as well as revisions to this presentation. As a result, these amounts and rates may differ from and may not be shown on a comparable basis to those previously reported in Fannie Mae’s Monthly Summary reports.
Compounded Growth Rate. Monthly growth rates are compounded to provide an annualized rate of growth.
Table 1
Total Book of Business. Sum of the Gross Mortgage Portfolio balance and Total Fannie Mae MBS and Other Guarantees balance, less Fannie Mae MBS held in the mortgage portfolio.
New Business Acquisitions. Sum of MBS issuances and Mortgage Portfolio purchases less Fannie Mae MBS purchases and securitizations of mortgage loans previously held in portfolio.
Table 2
Portfolio Commitments. Represents mandatory commitments entered into during the month. Fannie Mae enters into forward commitments to purchase mortgage securities and mortgage loans, or to sell mortgage securities, for the mortgage portfolio.
Purchase commitments typically require mandatory delivery and are subject to the payment of pair-off fees for non-delivery.
Commitments to Purchase, Net. Represents mandatory commitments to purchase mortgage loans and mortgage securities, net of mortgage loans for which a cash pair-off has been paid. Pair-offs occur when loans are not delivered against mandatory commitments.
Commitments to Sell. Represents mandatory commitments to sell mortgage securities.
Net Retained Commitments. Represents mandatory commitments to purchase, less commitments to sell, net of mortgage loans for which a cash pair-off has been paid.
Table 3
Gross Mortgage Portfolio. End balance represents the unpaid principal balance (“UPB”) of the mortgage portfolio that Fannie Mae holds for investment and liquidity purposes.
Purchases. Acquisition of mortgage loans and mortgage securities for the mortgage portfolio.
Sales. Sales of mortgage securities from the mortgage portfolio.
Liquidations. Represents the total amount of repayments, curtailments, payoffs, and foreclosures on mortgage loans and mortgages underlying securities held in the mortgage portfolio.
Annualized Liquidation Rate. The liquidation rate is calculated as liquidations divided by the prior period ending balance of the mortgage portfolio, annualized.
Table 4
Fannie Mae Guaranteed Securities and Mortgage Loans. Consists of securities and mortgage loans for which Fannie Mae manages credit risk. This table excludes non-Fannie Mae securities held in the mortgage portfolio, which are shown in Table 5.
Total Fannie Mae MBS. Includes Fannie Mae MBS, private label wraps, whole loan REMICs, and Multifamily discount MBS (DMBS) that Fannie Mae guarantees, regardless of whether those MBS are held in the mortgage portfolio or held by investors other than Fannie Mae. If an MBS has been resecuritized into another MBS, the principal amount is only included once in this total.
Issuances. Represents the total amount of Fannie Mae MBS created during the month, including lender-originated issues and Fannie Mae MBS created from mortgage loans previously held in Fannie Mae’s portfolio. Fannie Mae MBS may be held in portfolio after their creation.
Liquidations. Represents the total amount of repayments, curtailments, payoffs, and foreclosures on mortgages underlying Fannie Mae MBS, including Fannie Mae MBS held in the mortgage portfolio.
Other Fannie Mae Guarantees. Outstanding balance of Fannie Mae guarantees, other than Fannie Mae MBS. This primarily includes credit enhancements we provide on multifamily mortgage assets and Ginnie Mae securities.
Annualized Liquidation Rate. The liquidation rate is calculated as liquidations divided by the prior period ending balance of total Fannie Mae MBS, annualized.
Table 5
Mortgage Portfolio Composition. Shows the primary components of Fannie Mae’s mortgage portfolio and activity relating to Fannie Mae MBS held in the mortgage portfolio.
Non-Fannie Mae Agency Securities. Represents mortgage-related securities issued by Freddie Mac and Ginnie Mae.
Non-Fannie Mae Non-Agency Securities. These are commonly referred to as “private-label securities.”
Table 6
Liquid Investments. Liquid investments serve as Fannie Mae’s primary source of liquidity and an investment vehicle for surplus capital. This balance includes high-quality securities that are short-term or readily marketable, such as commercial paper, asset-backed securities and corporate floating-rate notes. The balance shown does not include cash and cash-equivalents, which are also used for liquidity purposes.
Table 7
Debt Activity. For more information about Fannie Mae’s debt activity, please visit www.fanniemae.com/markets/debt/debt_activity.
Table 8
Effective Duration Gap. The effective duration gap is the daily average of the difference between the duration of Fannie Mae’s assets and liabilities for the reported month. The calculation excludes any interest rate sensitivity of the guarantee business.
The duration gap calculation includes non-mortgage assets and liabilities.
Table 9
Serious Delinquency Rates. A measure of credit performance and indicator of future defaults for the single-family and multifamily mortgage credit books. We classify single-family loans as seriously delinquent when a borrower has missed three or more consecutive monthly payments, and the loan has not been brought current or extinguished through foreclosure, payoff, or other resolution. A loan referred to foreclosure but not yet foreclosed is also considered seriously delinquent. We include all of the conventional single-family loans that we own or that back Fannie Mae MBS in our single-family delinquency rate, including those with substantial credit enhancement. We classify multifamily loans as seriously delinquent when payment is 60 days or more past due.

For more information about Fannie Mae, please visit www.fanniemae.com or contact our Investor Relations Department at (202) 752-7115.